R E S E A R C H & D E V E L O P M E N T D A Y 2 0 2 1 J U N E 2 2 , 2 0 2 1

Acceleron Forward-Looking Statements THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE COMPANY’S STRATEGY, FUTURE PLANS AND PROSPECTS ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INCLUDED IN THE FORWARD-LOOKING STATEMENTS DUE TO VARIOUS THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION ARE BASED ON MANAGEMENT’S CURRENT VIEWS, PLANS

Welcome and R&D Day Agenda AC CE LERON VISION & S TRATEGY Our Approach to Research & Development 8:00 – 8:25 AM WHO GROUP 1 & 2 PUL MON ARY HYPER TENSION 8:25 – 10:00 AM S YS TEMIC SC LEROSIS- ASSOC IATED INTERS TITIAL LUNG DISE ASE 10:00 – 10:35 AM CL OSING R EMARKS AND Q&A SESSION10:35 – 11:00 AM

H AB IB DAB L E, P R ESI DEN T & C EO

O UR MI SSI ON

A Leader in Understanding the TGF-beta Superfamily More Than 18 Years of Focus The TGF-beta superfamily influences many biological processes, including cellular: Growth Differentiation Repair

Building a Global Acceleron for 2021 and Beyond ACCELERON PHARMA RARE PULMONARY DISEASE HEMATOLOGY OUR PEOPLE “ACCELERATORS” TGF-BETA SUPERFAMILY RESEARCH BUSINESS DEVELOPMENT

Our Vision for Sotatercept in Pulmonary Arterial Hypertension (PAH) BACKBONE THERAPY IN PAH

Expanding our Vision for Sotatercept in Pulmonary Hypertension GROUP 1 Pulmonary Arterial Hypertension GROUP 2 Left Heart Disease GROUP 3 Interstitial Lung Disease TBD Program Status Phase 3 Development Underway Phase 2 Proof of Concept Trial Planned Scientific and Preclinical Evaluation Ongoing Cpc-PH WHO PH Group

ACE-1334 Adds Second Program to Build Franchise in Rare Pulmonary sotatercept PULMONARY ACE-1334 >50,000 patients in the US and EU + WHO Group 1 WHO Group 2

Future Royalties from REBLOZYL® Provide a Strong Foundation for Growth B R I S T O L A N D A C C E L E R O N ’ S E S T I M AT E D A N N U A L P E A K S A L E S P O T E N T I A L $4 Billion+ 2029 non risk-adjusted peak sales estimate of $4 billion+ for REBLOZYL assumes success in current and potential future indications associated with anemia

Significant Growth Potential from Current Programs Along with Organic and Inorganic R&D

ACCELERON

Reblozyl (luspatercept-aamt)

Maximize REBLOZYL opportunity in collaboration with Bristol Myers Squibb

RARE PULMONARY LEADER

SOTATERCEPT
- Establish as backbone therapy in PAH
- Expand to Group 2 PH and potentially Group 3

ACE-1334
- Phase 1b/2 program in SSc-ILD

BUSINESS DEVELOPMENT

RARE PULMONARY

Complement current programs with innovative, early-stage research and clinical programs

RESEARCH

NEW DISEASE AREAS

Continue to explore the potential of the TGF-beta superfamily in rare pulmonary and other areas

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All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb.
Sotatercept and ACE-1334 are investigational therapies that are not approved for any use in any country.

This presentation is for investor relations purposes only – Not for product promotional purposes.

J AY B AC KS TR OM , MD , M PH H E A D O F R E S E A R C H & D E V E L O P M E N T

Our Science: Understanding the TGF-beta Superfamily Biology Type 1 Type 2 Activin/GDF LigandsBMP/GDF Ligands Type 2Type 1 TGF-β Ligands Type 1 Type 2 Ligands Receptors

Versatility of the TGF-beta Superfamily Cellular Signaling Pathways    Tamayo E, et al. Int. J. Mol. Sci. 2018, 19(12), 3928

Our Technology: Engaging the TGF-beta Superfamily Biology with Fusion Protein Traps Acceleron’s Fusion Proteins

Our Approach: From Bench to Bedside and Back      

Luspatercept: Robust Translation from Preclinical to Clinical Results in Anemia Associated with Rare Blood Disorders RAP-536 | • luspatercept | •

Our Success: REBLOZYL® The First and Only Approved Erythroid Maturation Agent +

Sotatercept: Robust Translation from Preclinical to Clinical Results in PAH RAP-011 | • sotatercept | • N Engl J Med

Significant Progress in Advancing Sotatercept in Pulmonary Hypertension PULSAR SPECTRA 2017 2018 2019 2020 2021 Acceleron BREAKTHROUGH THERAPY DESIGNATION EMA PRI ME Z E N I T H

Strong Scientific Rationale and Preclinical Results to Expand Sotatercept into WHO Group 2 PH and Develop ACE-1334 in SSc-ILD • • • • P H A S E 2 T R I A L • • • A C E - 1 3 3 4 P H A S E 1 b / P H A S E 2 T R I A L

Building a Leading Rare Pulmonary Pipeline Sotatercept PHASE 1 PHASE 2 PHASE 3 ACE-1334

S O TATER C EPT IN P UL M ON AR Y HY P ER TEN SI ON Sotatercept is an investigational therapy that is not approved for any use in any country.

PAH Phase 3 Clinical Development Plan Supports Backbone Therapy Vision ZENITH Patient Population Newly diagnosed stable double combination background therapy Stable background therapy (mono, double, or triple) Stable maximum background therapy

Our Guest Speakers



MARC HUMBERT, MD, PHD*

université PARIS-SACLAY



VALLERIE MCLAUGHLIN, MD*

MICHIGAN MEDICINE
UNIVERSITY OF MICHIGAN



MARDI GOMBERG-MAITLAND, MD, MSc*

THE GEORGE WASHINGTON UNIVERSITY HOSPITAL

**Drs. Gomberg, Humbert, and McLaughlin are investigators in multiple ongoing and planned Acceleron-sponsored clinical trials and are paid consultants to Acceleron.*

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This presentation is for investor relations purposes only –
Not for product promotional purposes.

Professor of Respiratory Medicine at the Université Paris-Saclay in Le Kremlin-Bicêtre, France; Director of the Department of Respiratory and Intensive Care Medicine, French Pulmonary Hypertension Reference Centre, Hôpital Bicêtre, Assistance Publique Hôpitaux de Paris, France *Dr. Humbert is an investigator in multiple ongoing and planned Acceleron-sponsored clinical trials and a paid consultant to Acceleron. M AR C HU MB ER T, M D, P HD *

Pulmonary Arterial Hypertension: A Disease of Cellular Proliferation and Vascular Remodeling1,2 Definition: chronic pre-capillary pulmonary hypertension Cause: progressive structural remodeling of the pulmonary arteries Consequence: right heart failure and death Normal PAH J Signal Transduct Eur Respir J.

Pulmonary Hypertension WHO Groups Eur Respir J. Circ Cardiovasc Qual Outcomes Group 1: PAH Group 2: Left Heart Disease Group 3: Lung Disease Group 4: CTEPH Group 5: Multifactorial Idiopathic Heritable Drug and Toxin Induced Associated With CTD, HIV, Portal Hypertension, CHD, or Schistosomiasis PVOD/PCH PPHN Heart Failure With Preserved Ejection Fraction (HFpEF) Heart Failure With Reduced Ejection Fraction (HFrEF) Valvular Heart Disease Congenital/Acquired LH Inflow/Outflow Tract Dysfunction Obstructive Lung Disease Restrictive Lung Disease Other Pulmonary Diseases With Mixed Restrictive and Obstructive Pattern Hypoxia Without Lung Disease Developmental Lung Diseases CCB Long-term Responders

Current Approved Therapies Target Three Pathways of Endothelial Dysfunction in PAH

Summary of Key Measures for Risk Stratification From Registries   noninvasive endpoints (FC, 6MWD, and BNP/NT-proBNP) REVEAL 2.02 SPAHR3 COMPERA4 FPHR5 FPHR 5 (noninvasive) Eur Respir J Chest Eur Heart J Eur Respir J Eur Respir J

Pulmonary Arterial Hypertension Treatment Algorithm

Goals of Current Therapeutic Approaches Include Delay of Functional Impairment and Improved Outcomes1,2 Time Fu nc ti on al C ap ac it y Ultimate goals: no functional impairment and outcome improvement Eur Respir Rev Eur Heart J Eur Respir Rev

How to Improve Patient Outcomes?  

Targeting Novel Pathways in PAH • Pulmonary artery endothelial cell dysfunction is a major abnormality identified in PAH • Strong translational research has identified a large number of novel targets in recent years • A major challenge will be to prioritize drug discovery and development Inflammation Growth factors BMPR-II/TGF-β superfamily signaling Calcium signaling Vasoactive peptides Neurohormonal activation Extracellular matrix Dysregulated angiogenesis Mitochondrial metabolism et al.

Identifying the Role of BMPR2 in Pulmonary Hypertension • The BMP signaling pathway is defective in patients with familial primary pulmonary hypertension1 • Additional evidence of the role of BMP signaling pathway in PH, demonstrating reduced BMPR-II expression in primary pulmonary hypertension3 • Familial primary PH is caused by mutations in BMPR2 • The TGF-β superfamily and Smad signaling are important for the maintenance of blood vessel integrity2 et al et al

Pulmonary Arterial Hypertension and Sotatercept Pulmonary Arterial Hypertension Sotatercept et al. Circ Res , et al. N Engl J Med et al. Haematologica. et al. Sci Transl Med.

Preclinical Sotatercept Research • Treatment with sotatercept in preclinical experiments improved: – Hemodynamics – Right ventricular (RV) hypertrophy – RV function – Arteriolar remodeling • Sotatercept has been demonstrated preclinically to act via a mechanism linked to rebalancing pro- proliferative and anti-proliferative signaling pathways et al

Professor of Cardiovascular Medicine; Director of the Pulmonary Hypertension Program University of Michigan *Dr. McLaughlin is an investigator in multiple ongoing and planned Acceleron- sponsored clinical trials and a paid consultant to Acceleron. VAL L ER I E M C L AU GH L IN , M D*

PULSAR Trial Design Schema A Phase 2, double-blind, randomized, placebo-controlled, parallel-group study K E Y I N C L U S I O N C R I T E R I A • • • • • – Randomization 3:3:4 (24 weeks) (ongoing) Trial currently in open-label extension phase 1:1

PULSAR Baseline Characteristics (N=106) 3% Corrected congenital shunt-associated 7% Drug or toxin induced 16% Heritable 17% CTD- associated 58% Idiopathic PAH classification N Engl J Med Standard-of-care PAH therapy 9% Monotherapy 35% Double therapy 56% Triple therapy 53% FC II; 47% FC III Pulmonary vascular resistance 778.6 ± 348.5 dyn·s/cm5 WHO FC 6-minute walk distance 397.5 ± 83.0 m NT-proBNP 908.2 ± 1387.7 pg/mL Gender 87% female Age, mean (SD) 48.3 ± 14.3 years Time since diagnosis, mean (SD) 7.7 ± 5.6 years

PULSAR 24-Week Primary and Key Secondary Endpoints Primary: Pulmonary Vascular Resistance Key Secondary: 6-Minute Walk Distance Change in 6MWD from baseline to Week 24 (LS mean ± SE) Placebo-corrected LS mean difference of 25 m (SE=11.1) at Week 24 (P=0.03*) N Engl J Med

PULSAR 24-Week Exploratory Analysis: Multicomponent Improvement



Patients
60%
40%
20%
0%
P=0.0002*
38%
3%
Placebo + SOC
(n=32)
Sotatercept + SOC
all doses
(n=74)



MEETING ALL THREE CRITERIA:
WHO FC:
improvement or maintenance of FC II
NT-proBNP:
≥30% improvement
6MWD:
≥30-m improvement

*Nominal.

6MWD: 6-minute walk distance; FC: functional class; NT-proBNP: N-terminal-pro-B-type natriuretic peptide; SOC: standard of care; WHO: World Health Organization.

Adapted from: Badesch DB, et al. Sotatercept for the treatment of pulmonary arterial hypertension. Presented at: ATS 2020 [virtual meeting]; June 24, 2020.

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Sotatercept is an investigational therapy that is not approved for any use in any country.

This presentation is for investor relations purposes only – Not for product promotional purposes.

ATS 2021: PULSAR Study Open-label Extension 48-week Interim Results NT-proBNP (pg/mL) n=35 n=29 6MWD (m) Continuing 0.7 mg/kg + SOC Continuing 0.3 mg/kg + SOC Placebo + SOC / 0.7 mg/kg + SOC Placebo + SOC / 0.3 mg/kg + SOC n=29 n=27 n=14 n=13 n=15 n=12 n=42 n=40 n=32 n=32 n=15 n=15 n=15 n=14 n=34 n=28 n=31 n=21 n=15 n=13 n=14 n=12 53.9 ± 8.7 66.5 ± 12.5 57.4 ± 6.7 67.7 ± 17.7 24.3 ± 11.8 43.0 ± 22.1 53.6 ± 22.8 82.4 ± 24.7 -246.2 ± 163.9 -689.2 ± 169.9 13.9 ± 157.1 365.8 ± 211.4 -433.3 ± 124.7 -655.5 ± 198.7 -782.1 ± 417.3 -248.2 ± 115.0 17 ± 5.8 33 ± 7.4 13 ± 8.8 13 ± 8.8 31 ± 8.2 38 ± 8.6 53 ± 12.9 29 ± 12.1 Week 24 (receiving sotatercept during placebo-controlled period) Week 48 Week 24 (receiving placebo during placebo-controlled period) WHO FC improvement (%) m pg/mL %

PULSAR Safety 24-week and 48-week OLE Summary

ACCELERON

Treatment-emergent adverse events (TEAEs) during 24-week primary treatment period, n (%)	Sotatercept 0.3 mg/kg + SOC n=32	Sotatercept 0.7 mg/kg + SOC n=42	Placebo + SOC n=32
TEAEs	29 (91)	34 (81)	28 (88)
Serious TEAEs	2 (6)	10 (24)*	3 (9)
Serious related TEAEs	0 (0)	2 (5)	1 (3)
TEAEs leading to treatment discontinuation	2 (6)	3 (7)	1 (3)
TEAEs leading to death	0 (0)	1 (2)^	0 (0)

Adapted from: Badesch DB, et al. Sotatercept for the treatment of pulmonary arterial hypertension. Presented at: ATS 2020 [virtual meeting]; June 24, 2020.

TEAEs during the OLE period only, n (%)	Continuing 0.3 mg/kg + SOC (n=31)	Continuing 0.7 mg/kg + SOC (n=36)	Placebo + SOC / 0.3 mg/kg + SOC (n=15)	Placebo + SOC / 0.7 mg/kg + SOC (n=15)
TEAEs	29 (94)	33 (92)	13 (87)	15 (100)
Serious TEAEs	8 (26)	4 (11)	4 (27)	2 (13)
Serious related TEAEs	1 (3)	0 (0)	1 (7)	0 (0)
TEAEs leading to treatment discontinuation	1 (3)	0 (0)	0 (0)	0 (0)
TEAEs leading to death	0 (0)	1 (3)	0 (0)	0 (0)

- As of the interim data cut, 103/106 (97%) patients reported TEAEs, Serious TEAEs occurred in 30/106 (28%) patients
- Overall, 9/106 (9%) patients had TEAEs that led to study discontinuation; 2/106 (2%) died (cardiac arrest, brain abscess) and deaths were not considered related to study drug by the investigators

Sotatercept is an investigational therapy that is not approved for any use in any country.

Adapted from: Badesch DB, et al. PULSAR study open-label extension: interim results from a Phase 2 study of the efficacy and safety of sotatercept when added to standard of care for the treatment of pulmonary arterial hypertension (PAH). Presented at: American Thoracic Society International Conference; 14-19 May 2021.

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This presentation is for investor relations purposes only – Not for product promotional purposes.

A Phase 3, randomized, double-blind, placebo- controlled study to compare the efficacy and safety of sotatercept versus placebo when added to background PAH therapy for the treatment of PAH Sotatercept is an investigational therapy that is not approved for any use in any country.

Key Inclusion Criteria for PULSAR Relative to STELLAR Phase 3 Trial

PULSAR

Key Inclusion Criteria

- Adults ≥18 years old
- WHO Group 1 PAH
- WHO Functional Class II or III
- Baseline RHC with PVR ≥5 Wood units
- Baseline 6-minute walk distance 150-550 m
- Stable treatment with background therapies, including mono, double, and triple therapies
  - An endothelin-receptor antagonist, a phosphodiesterase 5 inhibitor, a soluble guanylate cyclase stimulator, and/or a prostacyclin (including IV)

STELLAR

Key Inclusion Criteria

- Adults ≥18 years old
- WHO Group 1 PAH
- WHO Functional Class II or III
- Baseline RHC with PVR ≥5 Wood units
- Baseline 6-minute walk distance 150-500 m
- Stable treatment with background therapies, including mono, double, and triple therapies
  - An endothelin-receptor antagonist, a phosphodiesterase 5 inhibitor, a soluble guanylate cyclase stimulator, and/or a prostacyclin (including IV)

PVR: pulmonary vascular resistance; RHC: right heart catheterization; WHO: World Health Organization.

Sotatercept is an investigational therapy that is not approved for any use in any country.

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This presentation is for investor relations purposes only – Not for product promotional purposes.

STELLAR Phase 3 Trial Design Schema Randomization 1:1 N=284 Primary Endpoint Analysis ENROLLING

Primary Endpoint Primary Endpoint • Change from baseline in 6-minute walk distance at week 24

Secondary Endpoints Secondary Endpoints • Multicomponent improvement endpoint measured by the proportion of participants achieving all of the following at 24 weeks as compared to baseline: Improvement in 6MWD (increase ≥ 30 m) Improvement in NT-proBNP (decrease in NT-proBNP ≥ 30% or maintenance/achievement of NT-proBNP level < 300 ng/L) Improvement in WHO FC or maintenance of WHO FC II • Change from baseline in PVR at week 24 • Change from baseline in NT-proBNP levels at week 24 • Proportion of participants who improve in WHO FC at week 24 from baseline • Time to death or the first occurrence of a clinical worsening event

A Phase 3, randomized, double-blind, placebo- controlled study to evaluate sotatercept when added to background PAH therapy in newly diagnosed intermediate- or high-risk PAH patients. Sotatercept is an investigational therapy that is not approved for any use in any country.

Enrichment Benefits of Risk Algorithms for Pulmonary Arterial Hypertension Clinical Trials HYPERION Trial Enriched for Risk Scores Measurements and Main Results: Conclusions:

REVEAL Lite 2 Risk Score

Treatment Algorithm From 6th World Symposium on Pulmonary Hypertension for Treated Patients1 Structured follow-up Patient already on treatment Reassess after 3 to 6 months of treatment Consider referral for lung transplantation Intermediate or high risk* Triple sequential combination†Low risk* After 3 to 6 months of treatment Intermediate or high risk* Maximal medical therapy‡ and listing for lung transplantation§ Eur Respir J Eur Respir J Eur Heart J

Case Studies Case 1   Case 2     

Case Studies (Continued…) Right Heart Catheterization HemodynamicsHemodynamics Case 1 Case 2

Treatment Course      Case Studies (Continued…)

Case Studies (Continued…) Follow-up Case 1       Case 2      

HYPERION Phase 3 Trial Inclusion Criteria Key Inclusion Criteria • Adults ≥18 years old • WHO Group 1 PAH • WHO Functional Class II or III • Up to 6 months from diagnosis • Intermediate- and high-risk scores (REVEAL Lite 2) • Baseline RHC with PVR ≥4 Wood units • Baseline 6-minute walk distance ≥150 m • Double oral combination of background PAH therapy that is stable for 90 days ERAs, PDE5 inh, sGC or prostacyclin receptor agonists. Triple combination may be allowed, capped at 10% of total sample size.

HYPERION Phase 3 Trial Design Schema Randomization 1:1 (up to 4 weeks) N = 662 Primary Endpoint Analysis

HYPERION Primary Endpoint Time to Clinical Worsening, defined as the first confirmed morbidity event or death. The events that will comprise this endpoint include the following: • All-cause death • Non-planned PAH-related hospitalization of ≥24 hours in duration • Atrial septostomy • Lung transplant • Deterioration in performance in exercise testing due to PAH, defined as ≥15% decrease in 6MWD from baseline, confirmed by two tests at least 4 hours, but no more than one week apart AND worsening of WHO FC from baseline (if baseline WHO FC II) OR addition of a third background PAH therapy (if WHO FC III and entered on double background PAH therapy). All events will be adjudicated by an independent committee of clinical experts.

HYPERION Secondary Endpoints Secondary Endpoints • Multicomponent improvement endpoint measured by the proportion of participants achieving all of the following at 24 weeks as compared to baseline: Improvement in 6MWD (increase ≥ 30 m) Improvement in NT-proBNP (decrease in NT-proBNP ≥ 30% or maintenance/achievement of NT-proBNP level < 300 ng/L) Improvement in WHO FC or maintenance of WHO FC II • Proportion of participants who achieve a low REVEAL Lite 2 Risk Score at Week 24 versus baseline • Proportion of participants who maintain or achieve a low risk score at Week 24 versus baseline using the simplified French Risk score calculator

Professor of Respiratory Medicine at the Université Paris-Saclay in Le Kremlin-Bicêtre, France; Director of the Department of Respiratory and Intensive Care Medicine, French Pulmonary Hypertension Reference Centre, Hôpital Bicêtre, Assistance Publique Hôpitaux de Paris, France *Dr. Humbert is an investigator in multiple ongoing and planned Acceleron- sponsored clinical trials and a paid consultant to Acceleron. M AR C HU MB ER T, M D, P HD *

A Phase 3, randomized, double-blind, placebo- controlled study to evaluate sotatercept when added to maximum tolerated background PAH therapy on time to first event of all-cause death, lung transplantation, or PAH worsening related hospitalization of ≥ 24 hours, in participants with WHO FC IV PAH or WHO FC III PAH at high risk of mortality. ZENITH Sotatercept is an investigational therapy that is not approved for any use in any country.

PAH Phase 3 Clinical Development Plan Supports Backbone Therapy Vision ZENITH Patient Population Newly diagnosed stable double combination background therapy Stable background therapy (mono, double, or triple) Stable maximum background therapy

WHO: World Health Organization PAH Functional Class Assessments NYHA FUNCTIONAL CLASS WHO FUNCTIONAL CLASS DESCRIPTIONS NYHA: New York Heart Association

Survival By New York Heart Association (NYHA) Functional Class Survival (%) Time (months) 0 362412 NYHA I/II NYHA III NYHA IV 0 60 100 80 40 20 Survival (%) # at risk: NYHA I/II NYHA III NYHA IV 12 37 7 15 48 6 19 70 9 23 79 11 24 86 10 26 88 13 27 89 17

A PAH Patient in Need of a Fourth Pathway    BMPR2             

Baseline REVEAL Lite 2 NYHA functional class IV 2 6-MWD, m 100 1 Systolic blood pressure, mmHg 100 1 Heart rate, bpm 100 1 NT-proBNP, ng/L 3000 2 Renal failure No 0 RAP, mm Hg CI, L/min/m2 SvO2, % 19 1.6 50 - REVEAL Lite 2 = 13 (2 + 1 + 1 + 1 + 2 + 6) Status: High risk Idiopathic PAH IV diuretics IV dobutamine Initial triple combination ERA + PDE5i + IV epo REVEAL Lite 2 Low risk:1-5 Intermediate risk: 6-7 High risk >8 Baseline and Initial Management

Baseline 6 months NYHA functional class IV III 6-MWD, m 100 300 Systolic blood pressure, mmHg 100 100 Heart rate, bpm 100 100 NT-pro BNP, ng/L 3000 1400 Renal failure No No RAP, mm Hg CI, L/min/m2 SvO2, % 19 1.6 50 11 2.2 58 REVEAL Lite 2 = 11 (1 + 0 + 1 + 1 + 2 + 6) Status: High risk idiopathic PAH on maximum therapy Listing for lung transplant REVEAL Lite 2 Low risk:1-5 Intermediate risk: 6-7 High risk >8 Evaluation at 6 Months

ZENITH Phase 3 Trial Inclusion Criteria ZENITH Key Inclusion Criteria • Adults ≥18 years old • WHO Group 1 PAH • WHO Functional Class III or IV • Reveal Lite 2 Risk Score of ≥ 10 • Baseline RHC with PVR ≥5 Wood units • Stable on maximum tolerated background PAH therapy

ZENITH Phase 3 Trial Design Schema ZENITH Randomization 1:1 (up to 4 weeks) N = up to 166 Primary Endpoint Analysis

Primary and Key Secondary Endpoints ZENITH Primary Endpoint • Time to all-cause death or time to PAH-related hospitalization of ≥ 24 hours Key Secondary Endpoints • Overall survival • Transplant- and ECMO-free survival

Additional Secondary Endpoints and Analyses ZENITH • Change from baseline in REVEAL Lite 2 risk score • Proportion of participants achieving a low or intermediate (≤7) REVEAL Lite 2 risk score • Change from baseline in NT-proBNP • Change from baseline in PVR • Change from baseline in mean pulmonary artery pressure • Proportion of participants who improve in WHO FC • Change from baseline in 6MWD

Professor of Medicine and Director of the Pulmonary Hypertension Program at The George Washington University Hospital *Dr. Gomberg is an investigator in multiple ongoing and planned Acceleron- sponsored clinical trials and a paid consultant to Acceleron. M A R D I G O M B E R G - M A I T L A N D , M D , M S c *

Clinical Classification of Pulmonary Hypertension: WHO GROUPS 1. Pulmonary arterial hypertension 2. Pulmonary hypertension due to left heart disease 3. Pulmonary hypertension due to lung diseases and/or hypoxia 4. Pulmonary hypertension due to pulmonary artery obstructions 5. Pulmonary hypertension with unclear multifactorial mechanisms Eur Resp J 2019 PH= Mean PAP >20 mm Hg at rest during right heart catheterization

Global Perspective – PH: 40-50% PH Left Heart Disease Worldwide Lancet Respir Med

What are the Causes of Group 2 PH  Chronic systolic LV heart failure: the heart squeeze is down= Heart Failure Reduced Ejection Fraction (HFrEF)- dilated LV  Chronic diastolic LV heart failure: the heart relaxes poorly= Heart failure Preserved Ejection Fraction (HFpEF)- thick LV  Heart failure from valvular disease: the doors to the chambers leak (regurgitation) or are stuck (stenotic)  Heart Failure from Complex Congenital Heart Disease

Eur Respir J. Group 2: Left Heart Disease Heart Failure With Preserved Ejection Fraction (HFpEF) Heart Failure With Reduced Ejection Fraction (HFrEF) Valvular Heart Disease Dysfunction/Congenital/ Acquired LH Inflow/ Outflow Tract          Prognosis Symptoms Cause / Risk Factors Description Vascular Changes in Group 2 PH Left Heart Disease Underlies Group 2 PH Pathology and Can Result in Pathological Vascular Changes

LV Injury and Dysfunction LVEDP, PAWP, MR, Neurohormones, Cytokines Pulmonary Endothelial Cell Dysfunction: ET, NO & cGMP Pulmonary Vasoconstriction/Pulmonary Vascular Remodeling Pulmonary Hypertension RV Remodeling and Failure Morbidity and Mortality Pulmonary Venous Hypertension Pulmonary Arterial Hypertension JACC Ann Intern Med JHLT PH and LHF: Combined pre-post capillary PH: 2 Hits

High Mortality with HFpEF-PH: As Bad As End Stage Lung Cancer 340 WHO Group II PH patients with any follow-up from baseline diagnosis. 2 year survival from baseline diagnosis by score Worse than Group 1 PAH T4 NSCLC (Stage 3B or worse) Variable HR (95% CI) Systolic Blood Pressure ≤ 113 mmHg 2.6 (1.7,4.0) PA SAT ≤ 48% 2.3 (1.3,4.3) Enlarged LA size 2.1 (1.1,3.8) HGB < 11 2.2 (1.3,3.6) RV Hypertrophy 2.1 (1.1,4.0)

NYHA Functional Class: Symptom Rating Scale   Class 1   Class 4    Class 3   Class 2

Large Unmet Need: Most Group 2 PH from HFpEF and there is NO Medical/Surgical Treatment

	Mitral Valve Disease	Heart Failure Preserved Ejection Fraction	Heart Failure Reduced Ejection Fraction
	MVD (~46%)	HFpEF (~39%)	HFrEF (~15%)
Frequency	Low ■■■■□ High	Low ■■■□□ High	Low ■■□□□ High
Unmet Need	Low ■■■□□ High	Low ■■■■■ High	Low ■■□□□ High
Physiology	▪ Dysfunction in mitral valve slows flow into left ventricle ▪ Reduced flow increases pressure in left atrium and lung vasculature	▪ Stress on heart from HF results in left ventricle hypertrophy ▪ Hypertrophy causes stiffening which increases pressure on lung vasculature and right heart	▪ A dilated left ventricle can impede emptying of left atrium ▪ Slower left atrium emptying increases the pressure of the pulmonary vessels
Key Features	▪ Most common Group 2 PH etiology ▪ Mitral valve repair can fully resolve PH in select cases	▪ HFpEF is more frequent than HFrEF and results in more patients developing PH ▪ **No surgical or medical solution is currently available**	▪ HFrEF appears to less frequently cause PH than HFpEF ▪ Interventions for HFrEF are focused on management

Source: UpToDate; Rosenkranz: Eur Heart J: 2016; Klinger: Cardiol Clin: 2016; New York Heart Association; ClearView analysis.

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This presentation is for investor relations purposes only – Not for product promotional purposes.

Recent Randomized Controlled Trials Targeting PDE5/NO and ET Pathways in PH Due to LHD First Author or Study Study Drug Dose Subjects n Duration Population Primary Outcome Result Guazzi1 Sildenafil 50 mg, t.i.d. 44 12 months HFpEF PVR, RV performance, CPET Improvement LEPHT2 Riociguat 0.5, 1 or 2 mg, t.i.d. 201 16 weeks HFpEF mPAP versus placebo No Change Hoendermis3 Sildenafil 60 mg t.i.d. 52 12 weeks HFpEF mPAP versus placebo No Change SIOVAC4 Sildenafil 40 mg t.i.d. 231 24 weeks VHD Composite clinical score# Worsening in active group MELODY-15 Macitentan 10 mg qd 48 12 weeks HF (EF > 30%); 75% HFpEF Safety and tolerability +10% fluid retention in active group

Limitations/Challenges PAH-Approved Vasodilation Treatment

Treatment Options Rare Heart Transplantation or Supportive Care PAH-Approved Treatment Use in Select Patients Treat Underlying Left Heart Disease Lifestyle Interventions to Mitigate PH Evaluate for Pharmacotherapy Emerging Therapies Current Treatments for Group 2 PH Patients are Limited with No Approved Therapies for Patients with HFpEF and CpcPH

ESC/ERS Guidelines Use of PAH-approved therapies is NOT recommended (currently approved)

Patrick Andre, PhD Head of Biology, Acceleron S C IEN TI F IC R ATI ON AL E AN D P R EC L IN IC A L R ES EAR C H IN W H O GR OU P 2 PH

Group 2 PH – Development & Similarities with PAH Gp2 PH: Represents a sub-phenotype of PH-LHD that shares physiological and molecular (hemodynamic & genetic) similarities with PAH: Systolic/Diastolic PA pressure; mPaP, PVR; Gene-ontology J Am Coll Cardiol 2016; 68: 2525-2536. Doi:10.1016/j.jacc.2016.09.942.

PAH – Group 2 PH Similarities: Activin A Levels are Associated with Disease Severity • Human Genetics and Pharmacological Evidence involving the Activin Pathway • Mice

PAH – Group 2 PH Similarities: Activin A as a Key Driver of the Disease • Mice Genetics and Pharmacological Evidence involving the Activin Pathway

ZSF1 Obese Rat Model Recapitulates Key Pathological Features of HFpEF-PH

- Risk factors in HFpEF (metabolic syndrome, PH)
- Systemic inflammation is central to comorbidities associated with HFpEF
- Addition of Sugen to model increases severity of HFpEF-PH


Triglycerides
mmol/L
*** ‡‡‡
†
Age in weeks


Cholesterol
mmol/L
** ‡‡‡
†
Age in weeks


Glucose
mmol/L
*** †††
Age in weeks


Male lean
Male obese
Female lean
Female obese

PLOS ONE |
https://doi.org/10.1371/journal.pone.0232399


Average E/e'
*** ‡‡‡
E/e'
M. Ob.
F. Ob.
Age in weeks


P = 0.057
LVEDP (mmHg)
Ln
Ob-Su


P = 0.0003
RVSP (mmHg)
Ln
Ob-Su


PVR (mmHg/(ml/min))
Ln
Ob-Su

92

Lai et al., Circulation 2016

This presentation is for investor relations purposes only –
Not for product promotional purposes.

RAP-011 Vehicle Aim & Approach Aim • Obese ZSF1 Rat Approach SU5416 Echo Fasting glucose • Echo • Hemodynamics • GTT Histology

Results: RAP-011 Improves Diastolic Function, Reduces Left Heart Remodeling in Sugen/ZSF1 - HFpEF-PH Model Reduced Stiffness p<0.05 p<0.01 p<0.0001. E/E’: LVM:

Results: RAP-011 Reduces RVSP, Improves RV Function in ZSF1 HFpEF-PH Model





Wk 22
RVSP (mmHg)
100
80
60
40
20
0
*
**
**
Lean
Lean-Su
Ob-Su
Ob-Su-10mpk
Ob-Su-3mpk
Ob-Su-1mpk



Lean
Lean-Su
Ob-Su
Ob-Su-10mpk
Ob-Su-3mpk
Ob-Su-1mpk
RVFWT (mm)
0.8
0.6
0.4
0.2
0.0
*
*
wk14
wk18
wk22

* *p<0.05*; ** *p<0.01*. **RVSP:** RV systolic pressure. **RVFWT**: RV free wall thickness.

SU, SU5416

Am J Respir Crit Care Med 2021;203;A3649

95

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Not for product promotional purposes.

Summary Preclinical pharmacological evaluation in HFpEF model of left heart disease: • • • Consistent results in additional preclinical models: • • Findings support clinical evaluation of sotatercept in patients with Group 2 PH Protective effects observed at “PAH-effective doses” •

Mardi Gomberg-Maitland, MD, MSc* Professor of Medicine and Director of the Pulmonary Hypertension Program at The George Washington University Hospital A Phase 2, double blind, randomized, placebo- controlled, parallel-group study of sotatercept in patients with combined pre- and post-capillary pulmonary hypertension (HFpEF, WHO Group 2 PH) Sotatercept is an investigational therapy that is not approved for any use in any country. *Dr. Gomberg is an investigator in multiple ongoing and planned Acceleron- sponsored clinical trials and a paid consultant to Acceleron.

Patient Case Presentation   NYHA Class III   NTproBNP was elevated at 7,000 ug/ml,

Patient Case Presentation: ECHO

Patient Case Presentation: Hemodynamics  Her RHC demonstrated CpcPH  Elevated right heart, pulmonary, and left heart pressures with an elevated pulmonary vascular resistance  She was admitted for optimization with planned outpatient screening for the CADENCE trial PA 70/28/42 PCWP 18 PVR 4.8

CADENCE Phase 2 Trial Inclusion Criteria Key Inclusion Criteria • NYHA functional class II or III • Baseline right heart catheterization with Pulmonary vascular resistance ≥4 Wood units, Mean pulmonary arterial pressure >25, Pulmonary capillary wedge pressure >15 and <30 • 6-minute walk distance ≥100 meters • Left ventricular ejection fraction ≥ 50%

CADENCE Phase 2 Trial Design Schema Randomization 1:1:1 (24 weeks) Placebo Sotatercept 0.3mg/kg (18 months) (4 weeks) Sotatercept 0.3 mg/kg Sotatercept 0.3 mg/kg Sotatercept 0.3mg/kg to 0.7 mg/kg after 3rd cycle Primary Endpoint Analysis

CADENCE 24-week Endpoints Primary Endpoint • Change in pulmonary vascular resistance from baseline to week 24 Key Secondary Endpoint • Change in 6-minute walk distance from baseline to week 24

CADENCE Additional Endpoints • Clinical Worsening Events: Number of Clinical Worsening event, time to Clinical Worsening and number of participants with first Clinical Worsening event were measured. - Number of Clinical Worsening Events at 24 weeks and 48 weeks. - Number of participants with first Clinical Worsening event, defined as above, at 24 and 48 weeks; - Time to Clinical Worsening, defined as above. • Change in dyspnea score (assessed by Borg CR10 scale®) • Change in hemodynamic and ECHO parameters • Change in NT-proBNP from baseline • Change in NYHA FC from baseline

J AY B AC KS TR OM , MD , M PH H E A D O F R E S E A R C H & D E V E L O P M E N T

Sotatercept Development in Pulmonary Hypertension GROUP 1 Pulmonary Arterial Hypertension GROUP 2 Left Heart Disease GROUP 3 Interstitial Lung Disease TBD WHO PH Group Scientific and Preclinical Evaluation Ongoing ZENITH

Sotatercept & Pulmonary Hypertension Focused Q&A Session

ACCELERON



MARC HUMBERT, MD, PHD*

université PARIS-SACLAY



VALLERIE MCLAUGHLIN, MD*

MICHIGAN MEDICINE
UNIVERSITY OF MICHIGAN



MARDI GOMBERG, MD, MSc*

THE GEORGE WASHINGTON UNIVERSITY HOSPITAL



HABIB DABLE



JAY BACKSTROM, MD, MPH



JANETHE PENA, MD, PHD



PATRICK ANDRE, PHD



SUJAY KANGO



RAVI KUMAR, PHD

*Drs. Gomberg, Humbert, and McLaughlin are investigators in multiple ongoing and planned Acceleron-sponsored clinical trials and are paid consultants to Acceleron.

107 Sotatercept is an investigational therapy that is not approved for any use in any country.

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SYSTEMIC SCLEROSIS-ASSOCIATED INTERSTITIAL LUNG DISEASE (SSC-ILD)

Janethe Pena, MD, PhD
Head of Pulmonary Medical Research, Acceleron

108

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Not for product promotional purposes.

Scleroderma/Systemic Sclerosis Scleroderma Localized Scleroderma Systemic Sclerosis (Systemic Scleroderma) Morphea Linear Sclerosis Limited Cutaneous Systemic Sclerosis Diffuse Cutaneous Systemic Sclerosis Systemic Sclerosis Sine Scleroderma

Classification of Systemic Sclerosis

Common Manifestations of Systemic Sclerosis Skin Gastrointestinal Musculoskeletal Hands Heart Kidney Lungs TGF-b Linked

Overview of Systemic Sclerosis-associated Interstitial Lung Disease (SSc-ILD) Healthy Lung SSc-ILD Lung • Driven by a combination of autoimmunity, fibrosis, inflammation, and vascular injury • Fibrotic scarring of the alveolar wall impedes oxygen transportation and eventual replaces normal pulmonary architecture • Age at diagnosis ranges from 30 to 50 years • 3–5x more frequent in women than in men • Initially managed by a rheumatologist and then co-managed with a pulmonologist

SSc-ILD US/EU Prevalence >50K PATIENTS

Common Symptoms in Systemic Sclerosis Patients with ILD Cough Chest PainDizziness and/or Fainting Exertion Fatigue

ILD is the Leading Cause of Death in Patients with Systemic Sclerosis (SSc) 5-year and 10-year Survival Rates by SSc Classification* SSc-related Death and Organ System Involvement* Source: Semin Arthritis Rheum

Treatment Algorithm for SSc-ILD Patients Immunosuppressive therapy nintedanib tocilizumab Additional options (Multiple unapproved agents) HSCT or Lung Transplant

   Unmet Need for Patients with SSc-ILD

Patrick Andre, PhD Head of Biology, Acceleron S C IEN TI F IC R ATI ON AL E AN D P R EC L IN IC A L R ES EAR C H IN S SC - IL D

Fibrosis is the Hallmark of SSc & SSc-ILD SSc-ILD Lungs Oesophagus Heart Kidney Thickened Skin Intestine Raynaud’s TGF-b1 Dantas AT, et al (2016) Dis Markers. Circulating TGF-β1 level is increased in SScTGF-b1

TGF-β-mediated Fibrosis in ILD (SSc) Transcription (TGF-b, Col1A1, a-SMA…) TGF-b

ACE-1334, RAP-1332: Specific Ligand Traps for TGF-β 1, 3 • ACE-1334 is a homodimeric Fc fusion protein comprised of the extracellular domain of the human TGF-b receptor type II (TGFβRII), linked to a human IgG1 Fc domain • ACE-1334 binds with high affinity to TGF-β1 and TGF-β3 • RAP-1332 is a homodimeric Fc fusion protein comprised of the extracellular domain of murine TGFβRII, linked to a murine IgG2a Fc domain with similar potency and selectivity profile as its human counterpart • Block EMT and FMT induced by TGF-b1

The Systemic Bleomycin (mini-pump) Mouse Model of SSc-ILD     

SSc-ILD Model Evaluation Bleomycin Minipump Treatment Biw, s.c. ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱ Target Engagement

Effect of RAP-1332 on Markers of Pulmonary Fibrosis Col1a1 mRNA

The Fra-2 (Fos-related antigen-2) Translational Model of SSc-ILD    https://doi.org/10.1016/j.cellsig.2019.109408 Lung Skin F. Fra-2 Fra-2 Fra-2 Tg (Fra-2)WT Eferl R, et al (2008) Proc Natl Acad Sci USA

RAP-1332 Reduces Lung Fibrosis in Fra-2 Tg SSc-ILD Model WT Fra 2 tg w k8 Fra 2 tg /Sa line Fra 2 tg /13 32 0 10 20 30 40 ** # *** Fra2Tg +PBS Fra2Tg +1332 Fra2Tg 8wks WT

RAP-1332 Shows a Trend in Reduced Inflammation in Lungs from Fra-2 Tg Mice WT 8 WK Control FRA2 8 WK FRA2 16 WK PBS FRA2 16 WK RAP-1332 CNIO-FRA2 IHC F4/80 Positive cells (%)

RAP-1332 (ACE-1334 analog) Summary in SSc-ILD Models • • • • •

AC E-1 33 4 C L I NI C AL D EVEL OP MEN T PL A N IN SS C - IL D Janethe Pena, MD, PhD Head of Pulmonary Medical Research, Acceleron

ACE-1334 in Systemic Sclerosis ACE-1334 FAST TRACK DESIGNATION ORPHAN DRUG DESIGNATION

ACE-1334 Phase 1 Study Takeaways • Single-ascending dose design • Healthy volunteer subjects • ACE-1334 was generally well tolerated • Strong relationship between dose and pharmacokinetic / pharmacodynamic markers ACE-1334 P H A S E 1

ACE-1334 Phase 1b Study Inclusion Criteria

ACCELERON

ACE-1334
PHASE 1b

Inclusion Criteria

- Diffuse systemic sclerosis
- Modified Rodnan skin score ≥15
- Forced vital capacity ≥50% predicted
- Elevated acute phase reactants
- Disease duration ≤60 months
- Diffusing capacity of the lungs for carbon monoxide ≥40% - ≤89%
- Stable immunosuppressive therapy (at least 6 months)
- Not receiving treatment with nintedanib, tocilizumab, pirfenidone and cyclophosphamide

132 ACE-1334 is an investigational therapy that is not approved for any use in any country.

This presentation is for investor relations purposes only – Not for product promotional purposes.

ACE-1334 Phase 1b Study Design



Open-label treatment period
(52 weeks)
Screening Period
(4 weeks)
Initial treatment period
(12 weeks)
Extension period
(40 weeks)
Randomization
1:1
Cohort 3
ACE-1334 dose 6 (mg/kg) Q4W
+ SOC (n=6)
ACE-1334 dose 5 (mg/kg) Q2W
+ SOC (n=6)
Cohort 2
ACE-1334 dose 4 (mg/kg) Q4W
+ SOC (n=6)
ACE-1334 dose 3 (mg/kg) Q2W
+ SOC (n=6)
Cohort 1
ACE-1334 dose 2 (mg/kg) Q4W
+ SOC (n=6)
ACE-1334 dose 1 (mg/kg) Q2W
+ SOC (n=6)
12 Weeks
Primary Endpoint: Safety
Continue
ACE-1334 dose/frequency
+
SOC
(n= up to 36)
52 Weeks
Secondary Endpoint: Safety/PD
Exploratory Endpoint: Efficacy
Go to Phase 2

SOC: standard of care treatment

133

ACE-1334 is an investigational therapy that is not approved for any use in any country.

This presentation is for investor relations purposes only – Not for product promotional purposes.

ACE-1334 Phase 1b Study – Biomarkers and Quantitative Systems Pharmacology Dose-response modeling and evaluation Dose Identification

Phase 2 Trial Design • Dose to be informed by Phase 1b results • Phase 2 will be a randomized, double-blind, placebo- controlled trial design with two ACE-1334 dose arms versus standard of care. • Patient population: systemic sclerosis associated interstitial lung disease • Primary endpoint: forced vital capacity at week 52 ACE-1334 P H A S E 2

J AY B AC KS TR OM , MD , M PH H E A D O F R E S E A R C H & D E V E L O P M E N T C L O S I N G R E M A R K S

    R&D Day Highlights/Key Takeaways

Closing Q&A Session

ACCELERON



HABIB DABLE



JAY BACKSTROM, MD, MPH



JANETHE PENA, MD, PHD



PATRICK ANDRE, PHD



SUJAY KANGO



RAVI KUMAR, PHD

138

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Not for product promotional purposes.

TH A NK YOU ! F O R M O R E I N F O R M A T I O N , P L E A S E V I S I T O U R N E W W E B S I T E